UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

June 26, 2018

Date of Report (Date of earliest event reported)

GO ECO GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55177	27-4715504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Elvis Boulevard Chester, New York, 10918
(Address of principal executive offices)

Registrant’s telephone number, including area code: (845) 610-3817

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On June 26, 2018, the Company announced that Power Up Lending Group Ltd. (the “Investor”) has converted all its convertible promissory notes eligible for conversion and those convertible promissory notes are now deemed satisfied by the Company. All remaining convertible promissory notes held by the Investor are not currently eligible for conversion and will not be eligible for conversion until at least 180 days following the issuance date of the respective convertible promissory note. The Company has the right to prepay each convertible promissory note in cash pursuant to the terms of each convertible promissory note if it elects to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GO ECO GROUP

Date: June 26, 2018		/s/ Brian Conway
	By:	Brian Conway
	Its:	President, Director, CEO and CFO